                                                                   EXHIBIT 10.17

                               FIRST AMENDMENT OF
                                 LOAN AGREEMENT

     THIS FIRST AMENDMENT OF LOAN AGREEMENT ("Amendment") is made this 14 day of November, 2005 among Summit Hotel Properties, LLC, a South Dakota limited liability company ("Borrower"), First National Bank of Omaha, a national banking association ("First National") as a Lender, Administrative Agent and Collateral Agent for the Lenders, M & I Marshall & Ilsley Bank, a national banking association ("M & I"), Bank Midwest, N.A. ("Bank Midwest"), Crawford County Trust & Savings, a ______________________________________ ("Crawford"), Quad
City Bank & Trust Co., a ____________________________________ ("Quad City") and
Bremer Bank, National Association, a national banking association ("Bremer"), and amends that certain Loan Agreement dated June 24, 2005 among Borrower, First National, M & I and Bank Midwest ("Loan Agreement").

     WHEREAS, pursuant to the Loan Agreement and the other Loan Documents, First National, M & I and Bank Midwest extended the Loans to Borrower more fully described in the Loan Agreement;

     WHEREAS, Borrower desires to add Crawford, Quad City and Bremer as Lenders under the Loan Agreement, and Crawford, Quad City and Bremer have each approved the Loans and desire to be added to the Loan Agreement as Lenders in the amount of their respective Commitments; and

     WHEREAS, the parties hereto agree to amend the Loan Agreement as provided for in this Amendment.

     NOW, THEREFORE, in consideration of the amendments to the Loan Agreement provided for below, the mutual covenants herein and other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties agree to amend the Loan Agreement as follows:

     1. Capitalized terms used herein shall have the meaning given to such terms in the Loan Agreement, unless specifically defined herein.

     2. The definition of the term "Lenders" in the opening paragraph of the Loan Agreement is hereby amended to mean, collectively, First National, M & I, Bank Midwest, Crawford, Quad City and Bremer. Crawford, Quad City and Bremer each hereby acknowledge, accept and agree to the terms and provisions of the Loan Agreement and the other Loan Documents, including, but not limited to the provisions of Article IX of the Loan Agreement, and agree to perform their respective obligations as Lenders thereunder as if they were original parties to the Loan Agreement. Crawford, Quad City and Bremer each hereby acknowledge receipt of a copy of the Loan Agreement and the other Loan Documents. Borrower hereby approves Crawford, Quad City and Bremer as Lenders and each of their respective Commitments, and agrees to pay the fees provided for in Section 1.11 of the Loan Agreement with respect to the new Lenders and Commitments as provided for in such Section.

     3. Schedule 1.1 of the Loan Agreement entitled "Commitments" is hereby deleted in its entirety from the Loan Agreement, and the Schedule 1.1 attached to this Amendment and incorporated herein by reference shall be inserted in lieu thereof.

     4. Except as modified and amended herein, all other terms, provisions, conditions and obligations imposed under the terms of the Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and affirmed by Borrower. To the extent necessary, the other Loan Documents are hereby amended to be consistent with the terms of this Amendment.

     5. Borrower certifies and reaffirms by its execution hereof that the representations and warranties set forth in the Loan Agreement and the other Loan Documents are true as of this date, and that no Event of Default under the Loan Agreement or any other Loan Document, and no event which, with the giving of notices or passage of time or both, would become such an Event of Default, has occurred as of execution hereof.

                            [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties have executed and delivered this Amendment on the date first written above.

                                        FIRST NATIONAL BANK OF OMAHA


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------

                                        SUMMIT HOTEL PROPERTIES, LLC,
                                        a South Dakota limited liability
                                        company, by its Company Manager,
                                        THE SUMMIT GROUP, INC,


                                        By: /s/ Kerry W. Boekelheide
                                            ------------------------------------
                                            Kerry W. Boekelheide,
                                            President

                                        M & I MARSHALL & ILSLEY BANK


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------

                                        BANK MIDWEST, N.A.


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------

                                        CRAWFORD COUNTY TRUST & SAVINGS


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------

                                        QUAD CITY BANK & TRUST CO.


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------

                                        BREMER BANK, NATIONAL ASSOCIATION


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------

                                  SCHEDULE 1.1
                                  (COMMITMENTS)

First National Bank of Omaha        $ 5,000,000.00
M & I Marshall & Ilsley Bank        $10,000,000.00
Bank Midwest, N.A                   $15,000,000.00
Crawford County Trust & Savings     $ 5,000,000.00
Quad City Bank & Trust Co.          $ 5,000,000.00
Bremer Bank, National Association   $ 5,000,000.00